UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
April 30, 2008

THE COMMERCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-13672	04-2599931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 Main Street, Webster, Massachusetts 01570
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Commerce Group, Inc.
Form 8-K
May 2, 2008

Section 8.  Other Events

Item 8.01     Other Events.

Prior to the May 1, 2008 Hearing held by the Massachusetts Division of Insurance relating to the Company's merger with MAPFRE, S.A., the Massachusetts Attorney General’s Office issued a press release announcing the completion of its review of the merger. Based upon this review, the Attorney General’s Office has cleared the merger. A copy of the Attorney General’s Office press release is attached as Exhibit 99.1.

Section 9.  Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

         (d) Exhibits

Exhibit 99.1  Press release dated April 30, 2008 issued by the Massachusetts’ Attorney General’s Office

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMERCE GROUP, INC.
May 2, 2008

/s/ Randall V. Becker
Randall V. Becker
Senior Vice President and Chief Financial Officer